UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd St., Suite 3001, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(786) 769-7512
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 3, 2025, Titan Pharmaceuticals, Inc. (“TTNP” or the “Company”) issued a press release announcing the filing with the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form F-4, which contains a preliminary proxy statement/prospectus regarding the proposed combination (the “Business Combination”) of the businesses of the Company and TalenTec Sdn. Bhd. (f/k/a KE Sdn. Bhd.) (“TalenTec”). The registration statement containing the preliminary proxy statement/prospectus was filed by Black Titan Corporation, the new holding company under which the businesses will combine, and is available through the SEC’s website at www.sec.gov under the company name “Black Titan Corporation.” The press release is attached hereto as Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

This communication is being made in respect of the proposed Business Combination transaction between TTNP and TalenTec. The proposed transaction will be submitted to the stockholders of TTNP for their consideration and approval. In connection with the proposed transaction, Black Titan Corporation has filed with the SEC a registration statement on Form F-4 that includes a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). After the registration statement has been declared effective by the SEC, a definitive Proxy Statement/Prospectus will be mailed to TTNP’s stockholders as of a record date to be established by TTNP’s board of directors for voting on the Business Combination. TTNP may also file other relevant documents regarding the Business Combination with the SEC. TTNP’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with TTNP’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about TTNP, TalenTec and the Business Combination. Stockholders of TTNP may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: TTNP’s Chief Executive Officer at 10 East 53rd St., Suite 3001, New York, NY 10022.

Participants in the Solicitation

TTNP, TalenTec and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of TTNP’s stockholders in connection with the potential transactions described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of TTNP’s and TalenTec’s officers and directors in the registration statement on Form F-4 to be filed with the SEC and will also be contained in the Proxy Statement/Prospectus relating to the proposed transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements involve risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from management’s current expectations include, without limitation, TTNP’s expectations with respect to future performance, ability to consummate the Business Combination and ability to recognize the anticipated benefits of the Business Combination; costs related to the proposed Business Combination; the satisfaction of the closing conditions to the Business Combination; the timing of the closing, if any, of the Business Combination; global economic conditions; geopolitical events and regulatory changes; and other risks and uncertainties indicated from time to time in filings with the SEC. Additional information concerning these and other risk factors is contained in TTNP’s most recent filings with the SEC and will be contained in the Form F-4 and other filings to be filed as result of the transactions described above. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Titan Pharmaceuticals, Inc. dated June 3, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titan Pharmaceuticals, Inc.

Dated: June 3, 2025	By:	/s/ Chay Weei Jye
		Name:	Chay Weei Jye
		Title:	Chief Executive Officer

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